EXHIBIT 99.1

ACUITY BRANDS, INC.

NONEMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

(Formerly known as the “Nonemployee Director Deferred Stock Unit Plan”)

(As Amended and Restated Effective as of June 29, 2006)

1. Purpose.

The Acuity Brands, Inc. Nonemployee Director Deferred Compensation Plan (formerly known as the “NonEmployee Director Deferred Stock Unit Plan”; the “Plan”) is intended to increase the alignment of the interests of eligible members of the Board with the interests of stockholders of Acuity Brands, Inc. (the “Corporation”) by increasing their incentive to contribute to the success of the Corporation’s business through permitting Eligible Directors to elect to defer their fees for investment into an interest bearing account or in Deferred Stock Units, as hereinafter defined, on the terms and conditions set forth herein. This amendment and restatement of the Plan provides for (i) the Eligible Director to elect whether mandatory and optional deferrals will be deemed to be invested in an interest bearing account or in Deferred Stock Units; (ii) amounts currently credited to the Eligible Director under the Plan (and that will be credited through December 31, 2006), an election whether such amounts will be deemed to be invested in an interest bearing account or in Deferred Stock Units, (iii) all amounts deemed to be invested in Deferred Stock Units to be distributed in shares of Stock, (i) dividends on Deferred Stock Units to be invested in an interest bearing account and paid in cash, (v) eliminating any automatic grants of Deferred Stock Units, and (vi) bringing the Plan into compliance generally with Section 409A.

The Plan was initially effective as of December 1, 2001, and was established in connection with the spin-off of the Corporation by National Service Industries, Inc., as a successor plan to the National Service Industries, Inc. Nonemployee Director Deferred Stock Unit Plan. This amended and restated plan is effective as of June 29, 2006, except where otherwise noted.

2. Definitions. When used in this Plan, unless the context otherwise requires:

2.1 “Account” shall mean the records maintained by the Committee (or its designee) to determine the Eligible Director’s deferrals, including any mandatory deferrals. Such Account may be reflected as an entry in the Corporation’s records, or as a separate account under a trust or as a combination of both. Each Eligible Director’s Account may consist of several subaccounts: a Deferral Subaccount to reflect the Eligible Director’s deferrals and a Mandatory Deferral Subaccount to reflect mandatory deferrals of the Eligible Director’s fees and any grants of Deferred Stock Units. The Committee may establish such additional subaccounts as it deems necessary for the proper administration of the Plan.

2.2 “Annual Fee” shall mean the annual fee payable, in cash or under this Plan, to an Eligible Director for service on the Board.

2.3 “Board” shall mean the Board of Directors of the Corporation.

2.4 “Board Meeting Fee” shall mean the fee payable in cash or under this Plan to an Eligible Director for attendance at any meeting of the Board.

2.5 “Chairman Fee” shall mean the fee, if any, payable in cash or under this Plan to an Eligible Director for service as the Chairman of a committee of the Board.

2.6 “Change of Control” shall mean:

(a) The acquisition (other than from the Corporation) by any “Person” (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d 3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding voting securities; or

(b) The individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least two-thirds of the Board; provided, however, that, if the election, or nomination for election by the Corporation’s stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

(c) A merger or consolidation involving the Corporation if the stockholders of the Corporation, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than sixty percent (60%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Corporation outstanding immediately before such merger or consolidation; or

(d) A complete liquidation or dissolution of the Corporation or an agreement for the sale or other disposition of all or substantially all of the assets of the Corporation.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to paragraph (i) solely because twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Corporation or any of its subsidiaries, or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Corporation in the same proportion as their ownership of stock in the Corporation immediately prior to such acquisition.

2.7 “Committee” shall mean the Compensation Committee of the Board or such other committee as may be designated by the Board. In the absence of the appointment of a Committee, the Board shall serve as the Committee.

2.8 “Committee Meeting Fee” shall mean the fee payable in cash or under this Plan to an Eligible Director for attendance at any meeting of a committee of the Board.

2.9 “Corporation” shall mean Acuity Brands, Inc., a Delaware corporation.

2.10 “Date of Grant” shall mean the date on which Deferred Stock Units are granted pursuant to Article V.

2.11 “Deferral Subaccount” shall mean the subaccount maintained to reflect the Eligible Director’s elective deferral of fees and any earnings thereon.

2.12 “Deferred Stock Units” shall mean the units credited pursuant to Article V hereof.

2.13 “Effective Date” shall mean June 29, 2006, except where otherwise noted.

2.14 “Eligible Director” shall mean each member of the Board who is not at the time of reference an employee of the Corporation or any Subsidiary.

2.15 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.16 “Fair Market Value” shall mean the average of the high and low sales prices of a share of Stock as reported on the New York Stock Exchange Composite Tape on the five (5) trading dates immediately preceding the date for which such value is being determined.

2.17 “Investment Fund” shall mean an interest bearing fund providing a rate of interest based upon an index or a rate specified by the Committee or such other deemed investment fund (or funds) as the Committee may establish as the basis for calculating earnings, gain and losses for all or a portion of the Eligible Director’s Account.

2.18 “Mandatory Deferral Subaccount” shall mean the subaccount maintained to reflect the mandatory deferral of the Eligible Director’s fees and grants of Deferred Stock Units, and any earnings thereon.

2.19 “NSI” shall mean National Service Industries, Inc., a Delaware corporation.

2.20 “Optional Amount” shall mean the amount elected to be deferred by an Eligible Director for any year during the term hereof pursuant to Section 5.2 hereof.

2.21 “Plan” shall mean the Acuity Brands, Inc. Nonemployee Director Deferred Compensation Plan, as amended and restated herein, and as such Plan may be amended from time to time.

2.22 “Post-Section 409A Account” shall mean the amounts credited to the Participant’s Account on or after January 1, 2005, and any earnings on such amounts.

2.23 “Pre-Section 409A Account” shall mean the amount credited to the Eligible Director’s Account as of December 31, 2004, and any earnings on such amount.

2.24 “Prior Plan” shall mean the National Service Industries, Inc. Nonemployee Director Deferred Stock Unit Plan.

2.25 “Required Amount” shall mean one half of the Annual Fee.

2.26 “Section 409A” shall mean Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), and the regulations and rulings thereunder.

2.27 “Stock” shall mean the Common Stock of the Corporation.

2.28 “Subsidiary” shall mean any corporation more than 50% of whose stock having general voting power is owned by the Corporation or by a Subsidiary of the Corporation.

3. Administration.

3.1 The Plan shall be administered by the Committee.

3.2 The Committee may make such rules and establish such procedures for the administration of the Plan as it deems appropriate to carry out the purpose of the Plan. The interpretation and application of the Plan or of any rule or procedure, and any other matter relating to or necessary to the administration of the Plan, shall be determined by the Committee, and any such determination shall be final and binding on all persons.

4. Capital Adjustments.

In the event of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, spin-off, split-up, combination of shares, merger, consolidation or a similar corporate transaction, the number or class of shares of Stock represented by Deferred Stock Units credited hereunder shall be proportionately adjusted in a manner deemed appropriate by the Committee to reflect any such event or transaction.

5. Deferred Stock Units.

5.1 Quarterly Grant. On December 10, 2001 and on the first of each March, June, September, and December thereafter and prior to June 29, 2006, the Account of each Eligible Director shall automatically be credited with the number of Deferred Stock Units (rounded to the nearest hundredth) equal to the sum of (a) one fourth of the Required Amount plus (b) one fourth of the Optional Amount, if any, divided by (c) the Fair Market Value. Commencing June 29, 2006, on the first of each February, May, August and November thereafter, the Account of each Eligible Director shall automatically be credited with an amount equal to the sum of (a) one-fourth of the Required Amount plus (b) one-fourth of the Optional Amount, if any, and the Eligible Director shall elect in such manner as provided by the Committee whether to have such amount credited in Deferred Stock Units or deemed to be invested in the Investment Fund.

5.2 Deferral Election of Optional Amount. Each Eligible Director shall be entitled to elect, with respect to each year during the term of this Plan such portion of the Annual Fee in excess of the Required Amount and such portion of the Board Meeting Fee, the Committee Meeting Fee, and the Chairman Fee, if applicable, which the Eligible Director desires to defer to the Plan. Such election shall be made and submitted prior to the start of each such year on such form as shall be determined from time to time by the Committee, which the Committee may provide is a continuing deferral election. For periods prior to June 29, 2006, the deferrals shall be credited in Deferred Stock Units in the manner provided in Section 5.1 above. For periods on or after June 29, 2006, the Eligible Director may elect to have the deferrals credited in Deferred Stock Units or deemed to be invested in the Investment Fund, provided that once the Eligible Director makes such investment election for such year’s deferrals the election may not be changed.

5.3 One–Time Grant. The bookkeeping account of each Eligible Director who was not a director of NSI participating in the Prior Plan immediately prior to December 1, 2001 and who is first elected to the Board (whether by action of the Board of Directors or the shareholders of the Corporation) on or after December 1, 2001, and prior to June 29, 2006 shall automatically be credited with 1,000 Deferred Stock Units as of the effective date of such election. The Deferred Stock Units shall become nonforfeitable on the earliest to occur of (i) the first anniversary of the Date of Grant, (ii) the Eligible Director’s death, disability or termination of service as a director upon completion of the last term of office to which such director was elected or (iii) the occurrence of a Change of Control. If an Eligible Director otherwise terminates service as a director of the Corporation, any Deferred Stock Units that are forfeitable shall be forfeited as of the date of such termination of service.

5.4 Transfer of Deferred Stock Units from the Prior Plan. Effective as of December 1, 2001, or as soon thereafter as is practical, the Corporation shall transfer from the Prior Plan and credit to the Account of each Eligible Director who was a participant in the Prior Plan (and each other participant in the Prior Plan who is not a nonemployee director of NSI immediately following the Corporation’s spin-off from NSI) a number of Deferred Stock Units equal to (a) the product of (i) the number of Deferred Stock Units in the Eligible

Director’s (or other participants’) Account under the Prior Plan as of the date of the distribution of the shares of the Corporation’s common stock to the stockholders of NSI (the “Distribution Date”), and (ii) the closing per share price of NSI common stock (trading with a due bill) on the Distribution Date, divided by (b) the closing per share price of the Corporation’s common stock (on a when-issued basis) on the Distribution Date (or such other price as determined by the Committee to be appropriate and equitable.

5.5 Election With Respect To Deferred Stock Units. The Committee shall provide each Eligible Director with Deferred Stock Units credited to the Eligible Director’s Account as of June 29, 2006, with an election (i) to continue to have such amounts credited as Deferred Stock Units, in which event the payment to the Eligible Director under Article VI shall be made in shares of Stock, or (ii) to have the Fair Market Value of such Deferred Stock Units on that date converted to the cash equivalent and deemed to be invested in the Investment Fund, in which event the payment to the Eligible Director shall be made in cash. The election under this Section 5.5 shall be made on such form and at such time as may be determined by the Committee and shall be irrevocable.

5.6 Dividends on Deferred Stock Units. As of each dividend payment date declared with respect to the Stock, the Corporation shall credit to each Account an amount equal to (i) the product of (x) the dividend per share of Stock payable on such dividend payment date and (y) the number of Deferred Stock Units credited to such Eligible Director’s account as of the applicable dividend record date. As of June 29, 2006, (i) all future dividends shall be credited to and deemed to be invested in the Investment Fund and (ii) all existing Deferred Stock Units credited to the Eligible Director which resulted from dividends shall be converted at Fair Market Value to the cash equivalent and deemed to be invested in the Investment Fund. All amounts credited to an Eligible Director’s Account resulting from the crediting of dividends shall be paid in cash following termination.

6. Payment of Account.

6.1 Upon the termination of service of an Eligible Director, the Eligible Director shall receive payment of his Pre-Section 409A Account and Post-Section 409A Account in the manner provided in this Section 6. The amount credited to the Eligible Director’s Account in Deferred Stock Units shall be paid in shares of Stock and the amount credited to the Investment Fund shall be paid in cash.

6.2 The Pre-Section 409A Account shall be paid in a lump sum upon the Eligible Director’s termination of service. Notwithstanding the foregoing, an Eligible Director may elect to receive the distribution with respect to his or her Pre-Section 409A Account in five substantially equal annual installments commencing as soon as practicable following the Eligible Director’s termination of service. Any such election may be made or changed at any time without limitation, provided, however, that any election (and any modification or revocation of any election) shall not be given effect unless made at least two years prior to the Eligible Director’s termination of service.

6.3 The Post-Section 409A Account shall be paid in a lump sum or in five substantially equal annual installments upon the Eligible Director’s termination of service in accordance with the Eligible Director’s election on a form provided by the Committee at the time the Eligible Director commences participation in the Plan and at such other time as may be permitted by Section 409A and the Committee. An Eligible Director may, not less than twelve (12) months prior to termination of service, elect to change the method of payment of the Post-Section 409A Account, provided that (i) only one such change is permitted and after such election change, the election is irrevocable, (ii) the payment date for the Post-Section 409A Account will be deferred for 5 years, and (iii) the election shall not become effective for 12 months. The change of election shall be made on a form provided by the Committee.

6.4 The holder of Deferred Stock Units shall have none of the rights of a stockholder of the Corporation. The Corporation’s obligation hereunder with respect to Deferred Stock Units shall be an unsecured promise to distribute shares of Stock at the times described herein.

7. Term of Plan.

The Plan shall remain in effect until all amounts have been paid under the terms of the Plan, provided that no Deferred Stock Units may be granted on or after the tenth anniversary of December 1, 2001.

8. Amendment; Termination.

Subject to Section 409A, the Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. The termination or any modification or amendment of the Plan shall not, without the consent of the Eligible Director, affect his or her rights under a grant of Deferred Stock Units.

9. Miscellaneous.

9.1 The Eligible Director’s Account and Deferred Stock Units granted hereunder shall not be assignable or transferable by the Eligible Director except by will or by the laws of descent and distribution.

9.2 Nothing in the Plan shall be construed as conferring any right upon any Eligible Director to continue as a member of the Board.

9.3 The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

9.4 The Corporation shall have the right to require, prior to any payment hereunder, payment by the recipient of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such payment hereunder.

IN WITNESS WHEREOF, this amended and restated Plan has been executed by the Company as of June 29, 2006, to be effective on June 29, 2006, except where otherwise noted.

ACUITY BRANDS, INC.

By:	/s/ Vernon J. Nagel
Chief Executive Officer